UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   September 30, 2013

GLOBAL HEALTHCARE REIT, INC.

 (Exact Name of Registrant as Specified in its Charter)

Utah	0-15415	87-0340206
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification number)

       3050 Peachtree Road NW, Suite 355, Atlanta GA  30305

(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:   (404) 549-4293

______________________________________________________

(Former name or former address, if changed since last report)

___	Written communications pursuant to Rule 425 under the Securities Act
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 5.03	EFFECTIVE CHANGE IN FISCAL YEAR

As previously reported,  on September 30, 2013,  Global Healthcare REIT, Inc. (the “Company”) consummated the acquisition of 100% of the issued and outstanding equity securities of West Paces Ferry Healthcare REIT, Inc. (“”WPF”).  The transaction was accounted for as a reverse acquisition.

The Company has historically reported on the basis of a June 30 fiscal year end.  WPF has historically reported on the basis of its December 31 calendar/fiscal year end.  As a result of the Company’s reverse acquisition of WPF,  the Company automatically adopted the December 31 fiscal year end of WPF.  While this does not technically constitute a change in fiscal year end by the Registrant,  going forward the Company will report on the basis of a December 31 fiscal year end.

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Global Healthcare REIT, Inc. (Registrant)

Dated: March 31, 2014	__/s/ Christopher Brogdon Christopher Brogdon, President